SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2004

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

405 EAGLEVIEW BOULEVARD

EXTON, PENNSYLVANIA 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 5 - Other Events.

As is more fully described in the attached press release that is incorporated herein by reference, on May 25, 2004, ViroPharma Incorporated provided an update on intranasal pleconaril.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	ViroPharma Incorporated Press Release dated May 25, 2004

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 25, 2004	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
99	ViroPharma Incorporated Press Release dated May 25, 2004